Exhibit 99.1

   SECTION 100    POLICIES
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                                TABLE OF CONTENTS
                                -----------------

   107.5 CODE OF ETHICS POLICY.................................................2
         Senior Financial Officer..............................................3
         Confidentiality.......................................................3
         Conflicts of Interest and Corporate Opportunities.....................4
         Insider Trading.......................................................6
         Extensions of Credit..................................................7
         Outside Activities....................................................7
         Outside Employment....................................................8
         Fair Dealing..........................................................9
         Protection and Proper Use of CCOW Property...........................10
         Personal Financial Responsibility....................................10
         Compliance with Laws, Rules and Regulations..........................11
         Expressions of Opinions..............................................11
         Other Guidelines.....................................................12
         No Retaliation.......................................................12
         Reporting of Illegal or Unethical Behavior...........................12
         Administration and Waiver of Code of Ethics..........................13


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   107.5 CODE OF ETHICS POLICY

         Philosophy

         Capital Corp of the West and affiliate(s) hereinafter referred to as CCOW are committed to the highest standards of legal and ethical business conduct and we seek to foster an environment of awareness where the prompt reporting of any unethical or illegal behavior or any violation of our corporate policies, is protected, encouraged and dealt with fairly. Ethical conduct is an inherent obligation of our directors and team members and, in furtherance of our commitment and consistent with our core values we have adopted the following Code of Ethics.

         This Code of Ethics governs the actions and working relationships of CCOW team members and directors with its current and potential customers, consumers, fellow team members and directors, competitors, government and self-regulatory agencies, the media, and anyone else with whom CCOW has contact. These relationships are essential to the continued success of CCOW as a leading financial service's provider.

         Compliance with this code is mandatory and it is the responsibility of each of our directors and team members to read and become familiar with the ethical standards described here within.

         This Code of Ethics:

            o Requires the highest standards for honest and ethical conduct, including proper and ethical procedures for dealing with actual or apparent conflicts of interest between personal and professional relationships.

            o Requires full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by CCOW with governmental and regulatory agencies.

            o  Requires compliance with applicable laws, rules and regulations.

            o Addresses potential or apparent conflicts of interest and provides guidance for team members and directors to communicate those conflicts to CCOW.

            o Addresses misuse or misapplication of CCOW property and corporate opportunities.

            o Requires the highest level of confidentiality and fair dealing within and outside the CCOW environment.

            o  Requires reporting of any illegal behavior.


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         Senior Financial Officer

         For purposes of this policy, senior financial officers are defined as the Chief Executive Officer, Chief Financial Officer, Chief Investment Officer/Treasurer and Controller of CCOW.

         In addition to the other requirements of the Code of Ethics, Senior Financial Officers must ensure:

         o Business transactions are properly authorized and completely and accurately recorded on the Company's books and records in accordance with Generally Accepted Accounting Principles (GAAP) and established company financial policy.

         o The retention or proper disposal of Company records shall be in accordance with established financial policies and applicable legal and regulatory requirements.

         o Disclosure in the periodic reports required by the issuer is accurate, complete, objective, relevant, timely and understandable.

         o Compliance with applicable laws, rules and regulations of federal, state, and local governments (both United States and foreign) and other appropriate private and public regulatory agencies.

         Senior Financial Officials also must:

         o Act in good faith, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.

         o Respect the confidentiality of information acquired in the course of employment.

         o Share knowledge and maintain skills necessary and relevant to CCOW's needs.

         o Proactively promote ethical and honest behavior within the CCOW environment.

         o Assure responsible use of and control of all assets, resources and information of CCOW.

         Confidentiality

         Nonpublic information regarding CCOW or its businesses, team members, customers and suppliers is confidential. As a CCOW team member or director, you are trusted with confidential information. You are only to use such confidential information for the business purpose intended. You are not to share confidential information with anyone outside of CCOW, including family and friends, or with other team members who do not need the information to carry out their


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         duties. You will be required to sign a specific confidentiality agreement in the course of your employment at CCOW. You remain under an obligation to keep all information confidential even if your employment with CCOW ends.

         The following is a non-exclusive list of confidential information:

         o Trade secrets, which include any business or technical information, such as formula, program, method, technique, compilation or information that is valuable because it is not generally known.

         o Information from a business plan or other confidential material that would be beneficial to competitors or investors.

         o Comments on highly controversial or sensitive subjects. If the company is to respond on these matters, senior management will reply.

         o All rights to any invention or process developed by a team member using CCOW facilities or trade secret information, resulting from any work for CCOW, or relating to CCOW's business, is considered to be work-for-hire under the United States copyright laws and shall belong to CCOW.

         o Proprietary information such as customer lists and customer's confidential information. Of particular concern is unintentional disclosure which includes leaving confidential information on copiers, fax machines, printers, and desks or in other places where they may be viewed by either unauthorized individuals, which include team members without a need-to-know, customers, clients, vendors, or service providers.

         o Public and media communications involving CCOW must have prior clearance from the President/CEO or the Chief Marketing Officer of CCOW.

         o Information regarding the relationship between the company and present and former team members. Any verbal or written request regarding disclosure of information of past and present team members should be directed to the Human Resources Department.

         o State and federal examiners and other agency reports are strictly confidential. Information contained in the reports should not be communicated to anyone not officially connected with the company.

         Conflicts of Interest and Corporate Opportunities

         Our directors and team members should not be involved in any activity that creates or gives the


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         appearance of a conflict of interest. A "conflict of interest" exists when a person's private interest interferes or appears to interfere in any way with the interests of CCOW. You are expected to avoid all situations that might lead to a real or apparent material conflict between your self-interest and your duties and responsibilities as a team member or director of CCOW. Any position or interest, financial or otherwise, which could materially conflict with your performance as a team member or director of CCOW, or which affects or could reasonably be expected to affect your independence or judgment concerning transactions between CCOW, its customers, suppliers or competitors or otherwise reflects negatively on CCOW, would be considered a conflict of interest.

         Using confidential information about CCOW or its businesses, team members, directors, customers, consumers or suppliers for personal benefit or disclosing such information to others outside your normal duties is prohibited.

         Title 18 U.S. Code, Section 215, makes it a criminal offense for any CCOW team member to corruptly:

         o Solicit for himself or herself or for a third party anything or value from anyone in return for any business, service or confidential information of CCOW or;

         o Accept anything of value (other than normal authorized compensation) from anyone in connection with the business of CCOW, either before or after a transaction is discussed or consummated.

         Team members and directors, on behalf of CCOW, are prohibited from:

         o Personally benefiting from opportunities that are discovered through the use of CCOW property, contacts, information or position.

         o Accepting employment or engaging in a business (including consulting or similar arrangements) that may conflict with the performance of your duties or CCOW's interest.

         o Soliciting, demanding, accepting or agreeing to accept anything of value from any person in conjunction with the performance of your employment or duties at CCOW.

         o Acting on behalf of CCOW in any transaction in which you or your immediate family has a direct or indirect financial interest.

         o Providing gifts and entertainment of a nominal value (generally not to exceed $100) are acceptable, to the extent that they are fit and suitable under the circumstances, meet the standards of ethical business conduct and involve no element of concealment. Gifts given to customers or suppliers should be approved by an officer authorized to approve business


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            expense claims.

         o Making direct or indirect contribution of funds or other property of the bank in connection with a candidate to any state or federal political office. Contributions may be made to candidates of any local office only when the prior approval of the President/CEO of CCOW is first obtained. Company expenditures of a nonpartisan nature may be made in support of public issues of concern to the company, such as for political education, "get out and vote," etc.

         There are certain situations in which you may accept a personal benefit from someone with whom you transact CCOW business such as:

         o Accepting a gift in recognition of a commonly recognized event or occasion (such as a promotion, new job, wedding, retirement or holiday). An award in recognition of service and accomplishment may also be accepted without violating these guidelines so long as the gift does not exceed $100 from any one individual in any calendar year.

         o Accepting something of value if the benefit is available to the general public under the same conditions on which it is available to you.

         o Accepting meals, refreshments, travel arrangements and accommodations and entertainment of reasonable value in the course of a meeting or other occasion to conduct business or foster business relations if the expense would be reimbursed by CCOW as a business expense if the other party did not pay for it.

   Directors and team members should be sensitive to any situation where there is the potential for a conflict of interest or the appearance of a conflict of interest. Judgment on whether a conflict of interest exists can be difficult to make and therefore, directors and team members who are uncertain should promptly consult with the following to determine the appropriate course of action:

             Executive Officers.......Chief Executive Officer
             Directors................Chair of the Board of Directors Team
             Members..................Director of Human Resources

   Members of the Board of Directors have a special responsibility because our directors are prominent individuals with other responsibilities. To avoid other conflicts of interest, Directors are expected to recuse themselves from participation in any decision in which there is a conflict between their personal interests and the interest of CCOW.

         Insider Trading

         It is both unethical and illegal to buy, sell, trade, recommend to others


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         or otherwise participate in transactions involving CCOW common stock or other security while in possession of material information concerning CCOW that has not been released to the general public, but which when released may have an impact on the market price of the CCOW common stock or other equity security. It is also unethical and illegal to buy, sell, trade, recommend to others or otherwise participate in transactions involving the common stock or other security of any other company while in possession of similar non-public material information concerning such company. Any questions concerning the propriety of participating in a CCOW or other company stock or other security transaction should be directed to the CCOW Chief Financial Officer at:
         209-725-7435.

         Any requests of team members for "material inside information" that is not germane to the execution of the team member's duties should be immediately reported to the senior management of CCOW. The team member should first inquire why such information is being requested.

         Extensions of Credit

         Regulation O affects, to varying degrees, extensions of credit to insiders of the bank and, in some instances, insiders of any affiliate of the bank. Executive Officers, Directors, and related interests of a director or executive officers are covered under the Bank's Regulation O policy.

         Outside Activities

         Before agreeing to act as a director, officer, consultant, or advisor for any other business organization, team members should obtain the approval of their immediate supervisor.

         Directors should disclose all new directorships or potential directorships to the Chairman of the Nominating and Board of Directors Governance Committee in order to avoid any conflicts of interest and to maintain independence.

         CCOW encourages civic, charitable, educational and political activities as long as they do not interfere with the performance of your duties at CCOW. Before agreeing to participate in any civic or political activities, you should contact your immediate supervisor.

         No team member or director should enter into investment transactions that would create, or give the appearance of creating, a conflict of interest between the team member or director and the company or between the company and customer. The policy covers investments for the personal account of a team member or director as well as members of his or her family. Such investment situations are too numerous to list all of them. However, specific examples of such specific situations that should be avoided are listed in the CCOW Personnel Manual under Section 05-40, "Outside Activities."

         Team members are encouraged to support and take active roles in public affairs, including civic


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         and political activities. This can be accomplished through voluntary action and involvement in such activities. Normally these activities take place outside of normal business hours. If the efforts require corporate time, prior approval should be obtained through the team member's immediate supervisor.

         Team members wishing to accept appointed office such as with the city, county, state, or federal government must first seek approval of the Chief Executive Officer. They must campaign on their own time and not use CCOW property or services for such purposes.

         Outside Employment

         Team members who are considering outside employment must notify their manager or supervisor. Team members in some positions of CCOW and its affiliates are prohibited by law from holding outside employment.

         It is contrary to company policy for a team member to engage in outside employment that interferes, competes, or conflicts with the interests of the company, or that will encroach on the normal working time, or necessitates such long hours as to impair the team member's ability to meet regular job responsibilities of the company. A team member may be required to withdraw from a paid outside activity at such a time as management determines it is in the best interest of the team member and/or company.

         Such employment or activity must be disclosed in writing with a description of the employment or activity, along with the hours of expected commitment on a daily basis, scope of interest, etc., and submitted to the team member's manager. Final approval must be given by the team member's executive officer, with a copy of the approval sent to Human Resources. Documentation of the approval will be kept in the team member's personnel file. If approval is denied or approved and later revoked, the team member will be required to discontinue the outside employment or resign from CCOW. Failure to disclose such outside employment may be subject to corrective action, up to and including discharge.

         Even though the outside employment or activity may be approved, team members must abstain from negotiating, processing or approving any business transaction between CCOW and the outside organization with which they are affiliated, whether acting as a representative of CCOW or the outside organization.

         Examples of situations arising from outside employment that may involve a conflict of interest or be subject to criticism are:

         o Employment or personally engaging in any activity that is competitive with the company.

         o Employment that involves the use of the company's equipment, supplies, and facilities.


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         o  Employment that involves preparation, audit or certification of statements or documents upon which CCOW may place reliance for lending or other purposes.

         o Employment that involves the preparation of tax returns that would be presented to CCOW.

         o Employment that involves rendering investment, legal, or other advice or exercising judgement that is predicated upon information, reports, or analyses that are accessible from or through employment with the company.

         o Employment that may reflect adversely on the team member or on the company.

         o Employment under circumstances that may infer sponsorship or support of the company on behalf of the outside employer or an outside organization.

         o Employment as an insurance or securities broker, agent, or representative.

         o While CCOW has no policy against team members obtaining any real estate sales or brokerage license, specific prior approval must be obtained when engaging in any activity requiring the use of such license.

         Additionally, in a situation where in the context of your outside employment you propose to perform work for CCOW, specific approval must be obtained by the appropriate executive officer where the cost of the work/service would be expected to exceed $250 in a calendar year.

         Any other outside activity or venture involving customers, vendors or affiliates of the company that may not have been covered in the foregoing, but raise some basis for concern, must first be reviewed and approved by the Chief Administrative Officer. Any business or professional listing of the team member's outside activity, as in the telephone or other directory, is also prohibited.

         Fair Dealing

         Each team member and director should undertake to deal fairly with CCOW's customers, suppliers, competitors and fellow team members. Additionally, no one should take advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practices.

         Team members must disclose prior to or at their time of hire the existence of any employment agreement, non-compete or non-solicitation agreement, confidentiality agreement or similar agreement with a former employer that in any way restricts or prohibits the performance of any duties or responsibilities of their positions with CCOW. Copies of such agreements should be provided to Human Resources to permit evaluation of the agreement in light of the team


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         member's position. In no event shall a team member use any trade secrets, proprietary information or other similar property, acquired in the course of his or her employment with another employer, in the performance if his or her duties for or on behalf of CCOW.

         In the event that CCOW becomes engaged in the business of serving as executor, trustee and guardian of estates of individuals, team members will be encouraged to recommend these services to qualified individuals. Team members may serve as fiduciaries for members of their own families. With respect to any other person, team members should not seek nor accept appointment to any fiduciary or co-fiduciary position without the written approval of the Chief Administrative Officer. Due to the danger of customer misunderstandings, potential liability to the CCOW, its team members, and inherent conflicts of interest, such approval will not normally be given.

         Team members should not directly or indirectly accept bequests under a will or trust if such bequests have been made to them because of their employment with CCOW.

         Protection and Proper Use of CCOW Property

         All team members and directors should protect CCOW's property and assets and ensure their efficient and proper use. Theft, carelessness and waste can directly impact CCOW's profitability, reputation and success. Permitting CCOW property (including data transmitted or stored electronically and computer resources) to be damaged, lost, or used in an unauthorized manner is strictly prohibited. No bank information may be used in the performance of any authorized or unauthorized non-company related activity. Team members and directors may not use corporate, bank or other official stationary for personal purposes.

         Personal Financial Responsibility

      As team members of a financial institution, it is important to consistently demonstrate an ability to properly manage personal funds, particularly the intelligent use of credit. This includes avoidance of the following:

      o  Borrowing from customers or suppliers.

      o Borrowing from other financial institutions is appropriate as long as it is at the same terms, rates and conditions as would be offered to other customers of similar credit worthiness.

      o Borrowing from other team members is strongly discouraged, as it may lead to animosity among team members.

      o Signing on customers' accounts, unless the customer is related by blood or marriage.


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      o  Taking advantage of a business opportunity that rightfully belongs to
         CCOW.

      o Acting as principal for either themselves or their immediate families in the supply of goods, properties or services to CCOW. This includes purchases from CCOW of foreclosed properties and repossessed vehicles or other personal property, unless approved by the CCOW Board of Directors.

         Compliance with Laws, Rules and Regulations

         This Code of Ethics is based on CCOW's policy that all team members and directors comply with the law. While the law prescribes a minimum standard of conduct, this Code of Ethics requires conduct that often exceeds the legal standard.

         Certain CCOW business units have policies and procedures governing topics covered by this Code of Ethics. These policies and procedures reflect the special requirements of these business units.

         All team members and directors are expected to demonstrate the ability to properly manage their personal finances, particularly the prudent use of credit. CCOW recognizes that its customers must have faith and confidence in the honesty and character of its team members and directors. In addition to the importance of maintaining customer confidence, there are specific laws that outline the actions CCOW must take regarding any known, or suspected, crime involving the affairs of CCOW. With regard to financial affairs, a bank must make a criminal referral in the case of any known, or suspected, theft, embezzlement, check/debit card kiting, misapplication or other defalcation involving bank funds or bank personnel in any amount.

         Expressions of Opinions

         Use of company letterhead for the purpose of personal letters, testimonials and letters of recommendation may lead to embarrassing situations for both the writer and the company. Accordingly, it is inappropriate for team members or directors to use official stationery for either personal correspondence or other non-business purposes.

         Team members should also refrain from giving legal or tax advice to customers, even if asked. The customers should be directed to seek qualified practitioners for such advice. Team members should also be careful not to recommend specific individuals, rather provide a list of professionals in the professional services field requested.


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         Team members should seek the approval of the President of CCOW, before making a definite commitment on behalf of CCOW, during a speech or the creation of an article for publication.

   Other Guidelines

         CCOW encourages vigorous, yet fair and open competition while providing a full range of financial services. Team members and directors are expected to observe the highest standards of ethical conduct in relationships with competitors. The dissimulation of rumors or disparaging statements regarding competitors is considered inappropriate and unethical. In addition, for ethical and legal reasons, team members and directors are prohibited from entering into arrangements with competitors for the purpose of controlling prices, rates, trade prices or marketing policies or disclosing to competitors future plans of the company which have not been disclosed generally to the public.

         It is the policy of CCOW to maintain records and accounts which accurately and fairly reflect its assets, liabilities, receipts and disbursements. The falsification of any records, accounts or documents of the company is grounds for dismissal.

         No Retaliation

         No director or team member who in good faith reports a violation of the Code shall suffer harassment, retaliation or adverse employment consequence. A team member who retaliates against someone who has reported a violation in good faith is subject to discipline up to and including termination of employment.

         Reporting of Illegal or Unethical Behavior

         We hold all directors and team members individually responsible for carrying out and monitoring compliance with this Code. Directors should immediately report in person or in writing any known or suspected illegal or unethical behavior to the Chair of the Board of Directors. Team members should immediately report any known or suspected illegal or unethical behavior to their immediate supervisors, our Director of Human Resources, or the Chief Executive Officer. If you wish to submit your concerns or complaints anonymously you may do so. CCOW has a contract with a third-party, web-based reporting system and telephone reporting option for team members to report illegal or unethical actions at the company. This third party vendor is Ethicspoint. Their website address is www.ethicspoint.com and their phone number is 1-866-ETHICSP.A link for Ethicspoint has been placed on the Capital Corp Connections website and the CCOW website. There is also an Ethicspoint icon on the company's intranet site.


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         Ethicspoint provides fast, clear, and thorough reports for review and follow-up action by appropriate management at CCOW. It allows for reporting on a variety of violations and provides a controlled and secure means of presenting the information to the individuals responsible for its review and disposition. The process is entirely anonymous, thus assuring those reporting total confidentiality.

         Administration and Waiver of Code of Ethics

         This Code of Ethics shall be administered and monitored by the CCOW Human Resources Department. Any questions and further information on this Code of Ethics should be directed to this department.

         All managers and direct supervisors are responsible for reviewing this Code of Ethics with their subordinates each time a new edition of the Code of Ethics is published. It is also the responsibility of Human Resources to periodically reaffirm compliance with this Code of Ethics by all team members and directors and to obtain a signed certificate that each team member and director has read and understands the guidelines and will comply with them. The provisions of the Code of Ethics Policy will be included in the CCOW Team Member Handbook. The Team Member Handbook will be issued to all new team members at the time of employment and reissued to existing team members and officers from time to time. Team members will be required to sign a receipt form from the Team Member Handbook indicating they have read this Code of Ethics and will comply with its provisions.

         Team members and directors of CCOW are expected to follow this Code of Ethics at all times. Generally, there should be no waivers to this Code of Ethics, however, in rare circumstances conflicts may arise that necessitate waivers. Waivers will be determined on a case-by-case basis by the CCOW Human Resources Department with the advice, as needed, from CCOW Legal Counsel. However, the CCOW Board of Directors must determine waivers for directors and executive officers. For members of the board of directors and executive officers, the Board of Directors shall have the sole and absolute discretionary authority to approve any deviation or waiver from this Code of Ethics. Any waiver and the grounds for such waiver by directors or executive officers shall be promptly disclosed to stockholders in the CCOW Corporation Annual Proxy Statement.

      The board of directors shall have the sole and absolute discretionary authority to approve any deviation or waiver from the Code of Ethics for Senior Financial Officers. Any waiver and the grounds for such waiver for a senior financial officer shall be promptly disclosed through a filing with the Securities and Exchange Commission on Form 8-K. Additionally, any change of this Code of


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      Ethics for senior financial officers shall be promptly disclosed to stockholders.

   Known or suspected violations of this Code of Ethics will be investigated and may result in disciplinary action up to and including immediate termination of employment.


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